Exhibit 10.106

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN BRISTOL, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Bristol County, Bristol, Rhode Island commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN BRISTOL, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
BRISTOL MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN BRISTOL
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN CUMBERLAND, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Providence County, Cumberland, Rhode Island commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN CUMBERLAND, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
CUMBERLAND MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN CUMBERLAND
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN FRAMINGHAM, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Middlesex County, Framingham, Massachusetts commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN FRAMINGHAM, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
FRAMINGHAM MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN FRAMINGHAM
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN GREENVILLE PLEASANTBURG, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Greenville County, Greenville, South Carolina commonly known as Bi-Lo shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN GREENVILLE PLEASANTBURG, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
GREENVILLE PLEASANTBURG MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN GREENVILLE PLEASANTBURG
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN MALDEN, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Middlesex County, Malden, Massachusetts commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN MALDEN, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
MALDEN MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN MALDEN
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN SICKLERVILLE, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Camden County, Sicklerville, New Jersey commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN SICKLERVILLE, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
SICKLERVILLE MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN SICKLERVILLE
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN SOUTHINGTON, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Hartford County, Southington, Connecticut commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN SOUTHINGTON, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
SOUTHINGTON MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN SOUTHINGTON
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its:

ASSIGNMENT

This Assignment is made as of the 8th day of June, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND AMERICAN SWAMPSCOTT, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as buyer under that certain Agreement of Contribution dated as of February 24, 2006, as amended, and entered into by CE Cumberland 2001 LLC and Malden CE 2001 LLC and Swampscott CE 2001 LLC and CE Southington 2001 LLC and Framingham CE 2001 LLC and CE Bristol 2001 LLC and CE Sicklerville 2001 LLC and CE Greenville 2001 LLC, as sellers, and Inland Real Estate Acquisitions, Inc., Assignor, as buyer (collectively, the “Agreement”), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Essex County, Swampscott, Massachusetts commonly known as Stop ‘N Shop shopping center.

Assignor represents and warrants that it is the buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

By:
Name:
Its:

ASSIGNEE:

INLAND AMERICAN SWAMPSCOTT, L.L.C.,
a Delaware limited liability company

By:	INLAND AMERICAN CERUZZI
SWAMPSCOTT MEMBER, L.L.C., a
Delaware limited liability company, its sole
member,

By:	INLAND AMERICAN SWAMPSCOTT
MEMBER II, L.L.C., a Delaware limited
liability company, its Manager,

By:	INLAND AMERICAN REAL ESTATE
TRUST, INC., a Maryland corporation, its
sole member

By:
Name:
Its: